Earnings (Loss) per share	12 Months Ended
Dec. 31, 2021
Earnings (Loss) per share
Earnings (Loss) per share

28. Earnings (Loss) per share

Basic earnings per share are calculated in accordance with IAS 33 based on the earnings (or loss) attributable to VIA optronics AG shareholders and the weighted average number of shares outstanding during the period.

The number of shares outstanding as of December 31, 2021 was 4,530,701 (2020: 4,530,701). The weighted average of shares outstanding for the twelve months ended December 31, 2021 was 4,530,701 (2020: 3,398,330).

There are currently no factors resulting in a dilution of earnings per share.

		2020	2019
	2021	Restated*	Restated*
Loss after taxes from continuing operations (attributable to VIA optronics AG shareholders) in EUR	(11,756,084)	(4,919,484)	(14,419,176)
Weighted average of shares outstanding	4,530,701	3,398,330	2,991,600
Loss per share in EUR	(2.59)	(1.45)	(4.82)

*Certain amounts for 2019 and 2020 have been restated; see Note 2.3